UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 28, 2023 (December 21, 2023)

EDUCATIONAL DEVELOPMENT CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-04957	73-0750007
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

5402 S 122nd E Avenue, Tulsa, Oklahoma 74146

(Address of principal executive offices and Zip Code)

(918) 622-4522

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Common Stock, $.20 par value	EDUC	NASDAQ
(Title of class)	(Trading symbol)	(Name of each exchange on which registered)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

 ☐

ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On December 21, 2023, Educational Development Corporation (the “Company”) executed the Fourth Amendment to the Existing Credit Agreement (“Amendment”) with BOKF, NA (the “Lender”). The Amendment, effective December 1, 2023, increases the Revolving Loan commitment to $8,000,000 and extends the maturity date to May 31, 2024.  The amendment also allows the Company to execute additional purchase orders, subject to the lenders approval, not to exceed $2,100,000 between December 1, 2023 and March 31, 2024.

Other terms in the Amendment include the Company’s previously announced plans to sell the Company’s headquarters and distribution warehouse located at 5400-5402 South 122nd East Avenue, Tulsa, Oklahoma 74146 (the “Hilti Complex”).  The Hilti Complex consists of multiple buildings totaling 402,255 square feet of rentable office and warehouse space on 34-acres.    In addition, the amendment includes the requirement, should an offer on the Hilti Complex not be received by March 31, 2023, or a later date at the Lender’s option, to sell the excess land adjacent to the Hilti Complex, consisting of approximately 17 acres.

The foregoing description of the Amendment is not complete and is qualified in all respects subject to the actual provisions of the Amendment, a copy of which have been filed as Exhibits 10.01, and is incorporated by reference herein.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

(d)         EXHIBITS

Exhibit Number	Description
10.01	Fourth Amendment to Credit Agreement executed December 21st by and between the Company and BOKF, NA, Tulsa, OK
99.1	Press Release dated December 28, 2023
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURE

Pursuant to the requirements of the Exchange Act, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Educational Development Corporation

By:            /s/ Craig M. White

              Craig M. White

              President and Chief Executive Officer

Date:         December 28, 2023